SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2007 (October 15, 2007)

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01 Entry into a Material Definitive Agreement.
     On October 15, 2007, Holly Energy Partners, L.P. (the “Partnership”), Holly Corporation (“Holly”), and certain of their respective subsidiaries, entered into an agreement (the “Amendment”) that amended the Pipelines and Terminals Agreement dated July 13, 2004, by and among Holly, Navajo Refining Company, L.P., and Holly Refining and Marketing Company, on the one hand, and the Partnership, Holly Energy Partners — Operating, L.P., HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C., and HEP Logistics GP, L.L.C., on the other. The Pipelines and Terminals Agreement was previously filed by the Partnership with the SEC as Exhibit 10.8 to the Partnership’s Quarterly Report on Form 10-Q for its quarterly period ended June 30, 2004, and is further described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2006. Pursuant to the Amendment, the Partnership has agreed to expand its refined products pipeline system between Artesia, New Mexico and El Paso, Texas (the “South System”). The expansion of the South System will include (a) replacing approximately 85 miles of eight-inch pipe with twelve-inch pipe, (b) adding 150,000 barrels of refined product storage at the Partnership’s El Paso Terminal, (c) improving pumps on the South System, (d) adding a tie-in to the Kinder Morgan pipeline to Tucson and Phoenix, Arizona, and (e) making related modifications to the South System. The Amendment also provides for a tariff increase, effective May 1, 2008, on Holly shipments on the Partnership’s refined product pipelines and monetary incentives for the Partnership to complete the South System expansion as soon as practicable (with a target date of January 31, 2009).
     In addition to the relationship between the Partnership and Holly created under the Pipelines and Terminals Agreement, as amended, Holly owns 7,000,000 subordinated units and 70,000 common units of the Partnership, representing a 45% ownership interest in the Partnership, including the 2% general partner interest. The Partnership, Holly and certain of their respective subsidiaries are also parties to the Pipelines Agreement, dated July 8, 2005, as amended, relating to the intermediate pipelines transferred to subsidiaries of the Partnership in July 2005, which expires in 2020, as further described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2006.
     A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1	—	Fifth Amendment to Pipelines and Terminals Agreement, dated October 15, 2007, by and among Holly Corporation, Navajo Refining Company, L.L.C., Holly Refining and Marketing Company, Holly Energy Partners, L.P., Holly Energy Partners — Operating, L.P., HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C., and HEP Logistics GP, L.L.C.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.
its General Partner

By:	Holly Logistic Services, L.L.C.
its General Partner

By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President & Chief Financial Officer

Date: October 19, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1 —	Fifth Amendment to Pipelines and Terminals Agreement, dated October 15, 2007, by and among Holly Corporation, Navajo Refining Company, L.L.C., Holly Refining and Marketing Company, Holly Energy Partners, L.P., Holly Energy Partners — Operating, L.P., HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C., and HEP Logistics GP, L.L.C.